UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAS TECHNOLOGY ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERICAS TECHNOLOGY ACQUISITION CORP.

16500 Dallas Pkwy # 305
Dallas, Texas 75248

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [__], 2022

To the Shareholders of Americas Technology Acquisition Corp.:

You are cordially invited to attend the 2022 annual general meeting (the “Annual Meeting”) of Americas Technology Acquisition Corp. (the “Company”) to be held on [__], 2022 at [__]. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/atacspac/sm2022 and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The Annual Meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, as amended (the “Charter”), the physical location of the Annual Meeting is at the offices of the Company located at 16500 Dallas Pkwy #305, Dallas, Texas, 75248.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [__], 2022, and is first being mailed to shareholders of the Company on or about [__], 2022. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals (the “Proposals”):

1.     An ordinary resolution to appoint three directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”);

2.    An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.     A special resolution to extend the date by which the Company must consummate the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 1, 2022, by and among the Company, Rally Communitas Corp. and the other parties thereto (as may be amended and/or restated from time to time the “Merger Agreement,” and the transactions contemplated thereby, the “Rally Transactions”), or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) by amending and restating the Company’s Charter (the “Extension,” and such proposal, the “Extension Amendment Proposal”); and

4.    An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment,” and such proposal, the “Adjournment Proposal”).

You are not being asked to vote on the contemplated Rally Transactions at this time. If the Extension is implemented and you do not elect to redeem your outstanding ordinary shares issued in our IPO, which shares we refer to as the “Public Shares”, provided that you are a shareholder on the record date for a meeting to consider the Rally Transactions or another initial business combination, you will retain the right to vote on the Rally Transactions when they are submitted to shareholders and the right to redeem your Public Shares for cash in the event is the Rally Transactions are approved and completed or we have not consummated the Rally Transactions or another initial business combination by March 17, 2023.

After careful consideration of all relevant factors, the Board has determined that THE DIRECTOR APPOINTMENT PROPOSAL, THE Auditor Ratification Proposal the Extension Amendment Proposal, , and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” EACH DIRECTOR NOMINEE AND EACH such proposals.

No other business may be transacted at the Annual Meeting.

The Board has fixed the close of business on November 14, 2022, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

[__], 2022	By Order of the Board of Directors

/s/Jorge Marcos
Jorge Marcos
Chief Executive Officer

This proxy statement is dated [__], 2022.
and is being mailed with the form of proxy on or shortly after [__], 2022.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person online at the Annual Meeting.

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the appointment of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

AMERICAS TECHNOLOGY ACQUISITION CORP.

16500 Dallas Pkwy # 305
Dallas, Texas 75248

NOTICE OF 2022 ANNUAL GENERAL MEETING
TO BE HELD ON [__], 2022

To the Shareholders of Americas Technology Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting (the “Annual Meeting”) of Americas Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on [__], 2022 at [__], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, as amended (the "Charter"), the physical place of the Annual Meeting shall be at the offices of the Company located at 16500 Dallas Pkwy #305, Dallas, Texas, 75248, United States of America. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/atacspac/sm2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.     An ordinary resolution to appoint three directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”);

2.    An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.     A special resolution to extend the date by which the Company must consummate the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 1, 2022, by and among the Company, Rally Communitas Corp. (“Rally”) and the other parties thereto (as may be amended and/or restated from time to time, the “Merger Agreement,” and the transactions contemplated thereby, the “Rally Transactions”), or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) by amending and restating the Company’s Charter (the “Extension,” and such proposal, the “Extension Amendment Proposal”); and

4.    An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, or convenient to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment,” and such proposal the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on November 14, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/atacspac/sm2022.

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the holders of our ordinary shares being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Among other proposals, the Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination.

On June 1, 2022, the Company entered into the Merger Agreement with Rally, Americas Technology Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Pubco”), Americas Technology Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Purchaser Merger Sub”), Americas Technology Company Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Jorge E. Marcos, in the capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) of the shareholders of Pubco (other than the Rally Security Holders and their successors and assignees) (the “Purchaser Representative”), and Numaan Akram, in the capacity as the representative of the Rally Security Holders from and after the Effective Time (the “Seller Representative”).

On June 14, 2021, the Company held a shareholder meeting to extend the date by which the Company has to consummate an initial business combination (the “Combination Period”) from June 17, 2022 to December 17, 2022. As part of the meeting, shareholders exercised their right to redeem 7,362,342 ordinary shares for an aggregate cash balance of $75,897,772 and approved the extension amendment extending the Combination Period from June 17, 2022 to December 17, 2022. Pursuant to the extension amendment, on June 16, 2022, the Sponsor deposited $413,766 (or $0.10 per Public Share that was not redeemed) into the Company’s Trust Account and thereby extended the period the Company has to complete an initial business combination from June 17, 2022 to September 17, 2022. In order to further extend the Combination Period from September 17, 2022, an additional $137,922 (or $0.033 per Public Share that is not redeemed) will be deposited into the Company’s Trust Account for each month. The Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until December 17, 2022 and if the Sponsor determines not to continue extending for additional calendar months, no additional funds will be deposited into the Trust Account.

On July 26, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into an amendment (the “Amendment”) to the Merger Agreement. The Amendment clarifies and revises certain provisions of the Merger Agreement relating to (i) the securities for which the investors (the “Support Investors”) that enter into support subscription agreements to purchase securities of Pubco immediately prior to the closing as a condition to the consummation of the Rally Transactions under the Merger Agreement will subscribe pursuant to such agreements, (ii) the contingent value rights to be issued by Pubco at the closing to non-redeeming Company shareholders and the Support Investors and (iii) the expected composition of the board of directors of Pubco (the “Pubco Board”) immediately following consummation of the Rally Transactions, subject to approval of the proposal related to the election of directors to the Pubco Board that will be contained in a registration statement on Form S-4 (as amended, the “Merger Registration Statement”) that Pubco initially filed with the SEC in connection with the Rally Transactions on July 29, 2022, as amended.

On November 8, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into the Second Amendment to the Merger Agreement. The Second Amendment clarifies and revises certain provisions of the Merger Agreement relating to the fact that the parties to the Merger Agreement have mutually agreed that: (i) at the Closing of the transactions contemplated by the Merger Agreement, Pubco will not issue securities previously referred to in the transaction documents as “Private CVRs” (including “Support CVRs”) and provide for various related adjustments to the terms and conditions of the Merger Agreement and other transaction documents referred to therein (including the Pubco securities for which investors, once identified, will subscribe pursuant to the agreements referred to in the Merger Agreement as Support Subscription Agreements), (ii) the condition to the Closing set forth in Section 7.1(h) of the Merger Agreement, waivable by the Company and Rally that, at the Closing, the Company and Pubco have cash and cash equivalents, including funds remaining in the Company’s Trust Account established at the time of its initial public offering (after giving effect to the completion and payment of redemptions by the Company shareholders and payment of each party’s transaction expenses (to the extent due and unpaid at Closing)) and the aggregate amount of any Purchaser Transaction Financing (as such term is defined in the Merger Agreement) (including the Support Subscription Agreements) at least equal to $20 million and (iii) to remove from the Merger Agreement the condition to the Closing relating to net tangible assets at Closing set forth in Section 7.1(g) of the Merger Agreement.

The Company intends to call a special meeting of its shareholders to approve the Rally Transactions (referred to herein as the “Rally Transactions Special Meeting”). While the Company is using its best efforts to complete the Rally Transactions on or before December 17, 2022, our Board believes that it is in the best interests of the shareholders to continue our existence until March 17, 2023 (or such earlier date as determined by the Board) in order to allow us more time to complete the Rally Transactions. Without the Extension, the Company believes that it would not, despite its best efforts, be able to complete the Rally Transactions on or before December 17, 2022. If that were to occur, the Company would be precluded from completing the Rally Transactions and would be forced to liquidate even if its shareholders are otherwise in favor of consummating the Rally Transactions. In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding ordinary shares issued in our IPO, which shares we refer to as the “Public Shares”, and which election we refer to as the “Election”, regardless of whether such holders of our Public Shares (“Public Shareholders”) vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Rally Transactions are submitted to the shareholders at the Rally Transactions Special Meeting, subject to any limitations set forth in our Charter by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Rally Transactions or another initial business combination by the Extended Date. The Sponsor owns 2,875,000 ordinary shares, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 4,905,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $[___] or (b) $[____] for each public share that is not redeemed in connection with the Annual Meeting plus (ii) the lesser of (a) as aggregate of $[___] or (b) $[____] for each public share that is not redeemed in connection with the Annual Meeting for each of the three subsequent calendar months commencing on March 17, 2023, that is needed by us to complete the Rally Transactions or another initial business combination. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension (“the Extension Period”). If more than [___] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until March 17, 2023 to complete the Rally Transactions or another initial business combination and no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $[__] per share, with the aggregate maximum contribution to the trust being $[___]. However, if [___] Public Shares are redeemed and [___] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Annual Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete the Rally Transactions or another initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[___] per share if all of our Public Shares remain outstanding after redemptions, or approximately $[___] per share if [___] Public Shares are redeemed and [___] Public Shares remain outstanding, in comparison to the current redemption amount of $[___] per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the Rally Transactions or another initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and, unless the Company can complete the Rally Transactions by December 17, 2022, we will dissolve and liquidate in accordance with the Charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate the Rally Transactions or another initial business combination by December 17, 2022, in accordance with our Charter, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding Public Shares with the aggregate amount then on deposit in the Trust Account.

Our Board has fixed the close of business on November 14, 2022 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date of the Annual Meeting, there were 7,137,658 ordinary shares, issued and outstanding.

This Proxy Statement contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated [__], 2022, is first being mailed to shareholders on or about [__], 2022.

Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

[__], 2022	By Order of the Board of Directors

/s/ Jorge Marcos
Jorge Marcos
Chief Executive Officer

AMERICAS TECHNOLOGY ACQUISITION CORP.

6400 Dallas Pkwy # 305
Dallas, Texas 75248

PROXY STATEMENT
ANNUAL MEETING
To be held on [__], 2022, at [__], Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of the Company, for use at the Annual Meeting to be held on [__], 2022 at [__] a.m., Eastern Time, or at any adjournments or postponements thereof.

At the Annual Meeting, you will be asked to vote on the appointment of three directors of the Company until the 2024 annual general meeting or until their successors are appointed and qualified. You will also be asked to vote on ratify the selection by the Company’s audit committee of Withum to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

In addition to the foregoing matters, you will be asked to vote on a proposal to extend the date by which the Company must consummate the Rally Transactions or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) by amending and restating the Company’s Charter. We are a blank check company incorporated as a Cayman Islands exempted company on September 8, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). Pursuant to our Charter, we currently have until December 17, 2022 to consummate an initial business combination.

On June 1, 2022, the Company entered into the Merger Agreement with Rally, Americas Technology Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Pubco”), Americas Technology Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Purchaser Merger Sub”), Americas Technology Company Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Jorge E. Marcos, in the capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) of the shareholders of Pubco (other than the Rally Security Holders and their successors and assignees) (the “Purchaser Representative”), and Numaan Akram, in the capacity as the representative of the Rally Security Holders from and after the Effective Time (the “Seller Representative”).

On June 14, 2021, the Company held a shareholder meeting to extend the date by which the Company has to consummate an initial business combination (the “Combination Period”) from June 17, 2022 to December 17, 2022. As part of the meeting, shareholders exercised their right to redeem 7,362,342 ordinary shares for an aggregate cash balance of $75,897,772 and approved the extension amendment extending the Combination Period from June 17, 2022 to December 17, 2022. Pursuant to the extension amendment, on June 16, 2022, the Sponsor deposited $413,766 (or $0.10 per Public Share that was not redeemed) into the Company’s Trust Account and thereby extended the period the Company has to complete an initial business combination from June 17, 2022 to September 17, 2022. In order to further extend the Combination Period from September 17, 2022, an additional $137,922 (or $0.033 per Public Share that was not redeemed) will be deposited into the Company’s Trust Account for each month. The Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until December 17, 2022 and if the Sponsor determines not to continue extending for additional calendar months, no additional funds will be deposited into the Trust Account.

On July 26, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into an amendment (the “Amendment”) to the Merger Agreement. The Amendment clarifies and revises certain provisions of the Merger Agreement relating to (i) the securities for which the investors (the “Support Investors”) that enter into support subscription agreements to purchase securities of Pubco immediately prior to the closing as a condition to the consummation of the Rally Transactions under the Merger Agreement will subscribe pursuant to such agreements, (ii) the contingent value rights to be issued by Pubco at the closing to non-redeeming Company shareholders and the Support Investors and (iii) the expected composition of the board of directors of Pubco (the “Pubco Board”) immediately following consummation of the Rally Transactions, subject to approval of the proposal related to the election of directors to the Pubco Board that will be contained in a registration statement on Form S-4 (as amended, the “Merger Registration Statement”) that Pubco initially filed with the SEC in connection with the Rally Transactions on July 29, 2022, as amended.

On November 8, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into the Second Amendment to the Merger Agreement. The Second Amendment clarifies and revises certain provisions of the Merger Agreement relating to the fact that the parties to the Merger Agreement have mutually agreed that: (i) at the Closing of the transactions contemplated by the Merger Agreement, Pubco will not issue securities previously referred to in the transaction documents as “Private CVRs” (including “Support CVRs”) and provide for various related adjustments to the terms and conditions of the Merger Agreement and other transaction documents referred to therein (including the Pubco securities for which investors, once identified, will subscribe pursuant to the agreements referred to in the Merger Agreement as Support Subscription Agreements), (ii) the condition to the Closing set forth in Section 7.1(h) of the Merger Agreement, waivable by the Company and Rally that, at the Closing, the Company and Pubco have cash and cash equivalents, including funds remaining in the Company’s Trust Account established at the time of its initial public offering (after giving effect to the completion and payment of redemptions by the Company shareholders and payment of each party’s transaction expenses (to the extent due and unpaid at Closing)) and the aggregate amount of any Purchaser Transaction Financing (as such term is defined in the Merger Agreement) (including the Support Subscription Agreements) at least equal to $20 million and (iii) to remove from the Merger Agreement the condition to the Closing relating to net tangible assets at Closing set forth in Section 7.1(g) of the Merger Agreement. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

What is included in these materials?

These materials include:

•       This Proxy Statement for the Annual Meeting; and

•       the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.     An ordinary resolution to appoint three directors to serve on the Board until the 2024 annual general meeting or until their successors are appointed and qualified;

2.    An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.    A special resolution to extend the date by which the Company must consummate the Rally Transactions or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) by amending and restating the Company’s Charter; and

4.    An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the appointment of each director nominee, “FOR” the Auditor Ratification Proposal, “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Shareholders if there is no qualifying business combination(s) consummated by December 17, 2022. As explained below, we will not be able to consummate the Rally Transactions or another initial business combination by December 17, 2022 and therefore, we are asking for an extension of this timeframe. Accordingly, our Charter would be amended in the form attached as Annex A to extend the date by which we must consummate the Rally Transactions or another initial business combination to March 17, 2022 (or such earlier date as determined by the Board).

On June 1, 2022, we entered into the Merger Agreement with Rally and the other parties thereto concerning the Rally Transactions contemplated thereby. For additional information about the Merger Agreement and the Rally Transactions, please see the Current Report on Form 8-K filed by the Company with the SEC on June 7, 2022, July 28, 2022 and November 8, 2022. Because we may not be able to complete the Rally Transactions within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete the Rally Transactions or another initial business combination.

You are not being asked to vote on the Rally Transactions at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on November 14, 2022 for a meeting to consider the Rally Transactions, you will retain the right to vote on the Rally Transactions when they are submitted to shareholders and the right to redeem your Public Shares for cash in the event the Rally Transactions are approved and completed or we have not consummated the Rally Transactions or another initial business combination by the Extended Date.

Public Shareholders may elect to redeem their Public Shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Rally Transactions or another initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $43.3 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete the Rally Transactions or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $[___] or (b) $[___] for each public share that is not redeemed in connection with the Annual Meeting plus (ii) the lesser of (a) as aggregate of $[___] or (b) $[___] for each public share that is not redeemed in connection with the Annual Meeting for each of the three subsequent calendar months commencing on March 17, 2023, that is needed by us to complete the Rally Transactions or another initial business combination. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension (“the Extension Period”). If more than [___] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until March 17, 2023 to complete a business combination and no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $[___] per share, with the aggregate maximum contribution to the trust being $[___]. However, if [___] Public Shares are redeemed and [___] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Annual Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[___] per share if all of our Public Shares remain outstanding after redemptions, or approximately $[___] per share if [___] Public Shares are redeemed and [___] Public Shares remain outstanding, in comparison to the current redemption amount of $[___] per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the Rally Transactions or another initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and, unless the Company can complete the Rally Transactions by December 17, 2022, we will dissolve and liquidate in accordance with the Charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

Who may vote at the Annual General Meeting?

Holders of the Company’s ordinary shares, par value $0.0001 per share as of the close of business on November 14, 2022, the Record Date, are entitled to vote at the Annual Meeting. As of the Record Date, there were 7,137,658 ordinary shares, including 2,875,000 Founder Shares, issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. As of the Record Date, there were 7,137,658 ordinary shares, including 2,875,000 Founder Shares, outstanding and entitled to vote. In order for us to conduct the Annual Meeting, the holders of a majority of the voting power of our outstanding ordinary shares entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 3,568,830 ordinary shares must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each ordinary share is entitled to one vote on the Director Appointment Proposal, Auditor Ratification Proposal, Extension Amendment Proposal and Adjournment Proposal. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Jorge Marcos and Juan Pablo Visoso, our Chief Executive Officer and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Marcos and Mr. Visoso to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•       Online.    If you are a shareholder of record, you may vote online before the Annual Meeting, or vote at the Annual Meeting via the webcast.

•       By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•      Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•      By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•      Over the Internet.    You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Director Appointment Proposal and the Extension Amendment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to appoint directors?

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the holders of our ordinary shares being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your Public Shares for cash and elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

How do the Company insiders intend to vote their shares?

All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the appointment of each director nominee, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 40.3% of our issued and outstanding ordinary shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, Public Shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any Public Shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the appointment of each director pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 2,875,000 Founder Shares (the initial 2,875,000 ordinary shares were purchased for $25,000) and (ii) 4,905,000 Private Placement Warrants (purchased for $4,905,000), all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Charter provide that we will have until December 17, 2022 to complete the Rally Transactions or another initial business combination, or such later time as the members of the Company may approve in accordance with the Charter. If we are unable to complete the Rally Transactions or another initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Rally Transactions or another initial business combination by the deadline set forth under our Charter.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete the Rally Transactions or another initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Rally Transactions or another initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the ordinary shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $43.3 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete the Rally Transactions or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

How do I exercise my redemption rights?

If the Extension is implemented, Public Shareholders may seek to redeem their Public Shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares.    In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Annual Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Annual Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its Public Shares, such shareholder may withdraw the tender. If you delivered your Public Shares for redemption to Continental and decide prior to the Annual Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR” or “WITHHOLD” on the appointment of each director nominee pursuant to the Director Appointment Proposal. You may vote “FOR” or “AGAINST” the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as you instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Director Appointment Proposal, the Extension Amendment Proposal and the Adjournment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 16500, Dallas Pkwy #305, Dallas, TX 75248 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Morrow Sodali its customary fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Rally Transactions or another initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Rally Transactions or another initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Morrow Sodali
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Toll Free Telephone: (800) 662-5200
Main Telephone: (203) 658-9400
Email: [   ]

You may also contact us at:

Americas Technology Acquisition Corp.
16500 Dallas Pkwy #305
Dallas, Texas 75248
(303) 855-8688

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete an initial business combination, including the Rally Transactions;

•        the anticipated benefits of the initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following an initial business combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 202, as filed with the SEC on August 15, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q for the quarters ended June 30, 2022 and September 30,2022, as filed with the SEC on August 15, 2022 and November 14, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks relating to Rally and the Rally Transactions, see the proxy statement/prospectus that will be filed by the Company with the SEC.

There are no assurances that the Extension will enable us to complete an initial business combination, including the Rally Transactions.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Rally Transactions or another initial business combination will be consummated prior to the Extended Date. Our ability to consummate the Rally Transactions or another initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Rally Transactions or another initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Rally Transactions or another initial business combination. Even if the Extension or initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Rally Transactions or another initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with an initial business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, \and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We do not expect to complete the Rally Transactions within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of the Rally Transactions or another initial business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and we currently expect that we will, following such date instruct Continental Stock, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of the Rally Transactions or another initial business combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

BACKGROUND

We are a blank check company formed in the Cayman Islands on September 8, 2020, for the purpose of effecting a business combination with one or more businesses. On December 17, 2020, we consummated our IPO of 11,500,000 units, including 1,500,000 units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each unit consists of one ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $115,000,000.  Simultaneously with the closing of the IPO, pursuant to certain private warrants purchase agreement, we completed the private sale of an aggregate of 5,450,000 Private Placement Warrants, including 4,905,000 Private Placement Warrants to the Sponsor, and 545,000 Private Placement Warrants to the representative, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,450,000.

A total of $116,150,000 of the proceeds from our IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended.

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete the Rally Transactions or another initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the placement warrants issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

In connection with this extension of the period by which we have to consummate our initial business combination from December 17, 2021 to March 17, 2022, on December 13, 2021, we issued an unsecured promissory note to the Sponsor having a principal amount equal to the amount the Sponsor will deposit into our Trust Account and an aggregate of $1,150,000 was deposited by our Sponsor into the Trust Account, representing $0.10 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by three months from December 17, 2021 to March 17, 2022.

On March 14, 2022, an aggregate of $1,150,000 was deposited by the Sponsor into the Trust Account, representing $0.10 per Public Share, which enabled the Company to extend the period of time it has to consummate an initial business combination by three months from March 17, 2022 to June 17, 2022. In connection with this payment, the Company issued an unsecured promissory note to the Sponsor having a principal amount equal to the amount the Sponsor deposited into the Trust Account of $1,150,000. This second unsecured promissory note is not convertible. At June 30, 2022 and December 31, 2021, there were $1,150,000 and $0 outstanding under the second unsecured promissory note, respectively.

On June 14, 2022, the Company issued a promissory note with the Sponsor pursuant to which the Sponsor agreed to loan the Company up to an aggregate principal amount of up to $830,000 in connection with the extension of the date by which we have to consummate our initial business combination from June 17, 2022 to December 17, 2022. The third promissory note is non-interest bearing and payable on the earlier of the date on which the Company consummates the Rally Transactions or an initial business combination or the date that the winding up of the Company is effective. The third promissory note is not convertible. If the Company does not consummate the Rally Transactions or an initial business combination, the Company may use a portion of any funds held outside the Trust Account to repay the third promissory note; however, no proceeds from the Trust Account may be used for such repayment. On June 17, 2022, the Sponsor deposited $413,766 of such funds in the Trust Account, therefore extending the date by which we have to consummate the Rally Transactions or another initial business combination from June 17, 2022 to September 2022. As of June 30, 2022 and December 31, 2021, the outstanding principal balance under the third promissory note amounted to an aggregate of $413,766 and $0, respectively.

On August 25, 2022, we issued an additional unsecured promissory note in the principal amount of up to $500,000 to the Sponsor, pursuant to which the Sponsor agreed to loan us up to $500,000 solely for working capital purposes. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Rally Transactions or another initial business combination are consummated and (ii) the date of our liquidation.

You are not being asked to vote on the Rally Transactions at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Rally Transactions, you will retain the right to vote on the Rally Transactions when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Rally Transactions are approved and completed or we have not consummated a initial business combination by the Extended Date.

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on [__], 2022, at [__], Eastern Time. For purposes of the Charter, the physical place of the meeting shall be at the offices of the Company located at 16500 Dallas Pkwy #305, Dallas, Texas, 75248, United States of America. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/atacspac/sm2022 . You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•      An ordinary resolution to appoint three directors to serve on the Board until the 2024 annual general meeting or until their successors are appointed and qualified;

•      An ordinary resolution to ratify the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2022;

•      A special resolution to extend the date by which the Company must consummate the Rally Transactions or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) by amending and restating the Company’s Charter; and

•      An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 14, 2022, as the Record Date for the determination of holders of our outstanding ordinary shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 7,137,658 ordinary shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. As of the Record Date, 3,568,830 ordinary shares must be present at the Annual Meeting to constitute a quorum.

Required Vote

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the holders of our ordinary shares being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Voting

You can vote your shares at the Annual Meeting by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and Chief Financial Officer, each to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting in person online. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Marcos or Mr. Visoso.

A special note for those who plan to attend the Annual Meeting and vote online:    if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, ordinary shares will be voted “FOR” the appointment of all of the director nominees, “FOR” the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Jorge Marcos, at (303) 885-8688.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Executive Officer (Americas Technology Acquisition Corp., 16500, Dallas Pkwy #305, Dallas, TX 75248) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Annual meeting. For example, you may submit an account statement showing that you beneficially owned ordinary shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Morrow Sodali to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow Sodali at:

Morrow Sodali
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200

Collect: (203) 658-9400

Email: [   ]

The Company has agreed to pay Morrow Sodali its customary fees and expenses, for its services in connection with the Annual Meeting.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Americas Technology Acquisition Corp., 16500, Dallas Pkwy #305, Dallas, TX 75248. Our telephone number at such address is (303) 885-8688.

PROPOSAL ONE — DIRECTOR APPOINTMENT PROPOSAL

Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”. Holders of our ordinary shares will have the right to elect all of our directors prior to consummation of the Rally Transactions or another initial business combination. Holders of our ordinary shares have the right to appoint all of our directors prior to consummation of the Rally Transactions or another initial business combination. Each of our directors will hold office for a two-year term.

Messrs. Maurizio Angelone, Royce Wilson, and Antonio Garza are nominated for appointment at this Annual Meeting, as directors, to hold office for a term of two years until the annual general meeting in 2024, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the appointment of the director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if appointed, will decline to serve.

Nominee Biography

For a biography of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the holders of our ordinary shares being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Appointment Proposal. Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that each of Maurizio Angelone, Royce Wilson, and Antonio Garza be re-appointed as a director of the Company, each to hold office in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”

Recommendation

Our Board recommends a vote “FOR” the appointment to the Board of the abovementioned nominees.

PROPOSAL TWO — AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2020. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    During the period from September 8, 2020 (inception) through December 31, 2020, fees for our independent registered public accounting firm were approximately $55,385 for the services Withum performed in connection with our Initial Public Offering and the audit of our December 31, 2020 financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2020. For the year ended December 31, 2021, fees for our independent registered public accounting firm were approximately $55,385 for the services Withum performed in connection with our IPO and the audit of our December 31, 2021 financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended.

Audit-Related Fees.    For the years ended December 31, 2020 and 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    For the years ended December 31, 2020 and 2021, fees for our independent registered public accounting did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees.    For the years ended December 31, 2020 and 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 be ratified, approved and confirmed in all respects.”

Recommendation

Our Board recommends a vote “FOR” the Auditor Ratification Proposal.

PROPOSAL THREE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate the Rally Transactions or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Charter.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Rally Transactions or another business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

On June 1, 2022, the Company entered into the Merger Agreement with Rally, Pubco, Purchaser Merger Sub, Company Merger Sub, Jorge E. Marcos, in the capacity as Purchaser Representative, and Numaan Akram, in the capacity as Seller Representative.

On June 14, 2021, the Company held a shareholder meeting to extend the Combination Period from June 17, 2022 to December 17, 2022. As part of the meeting, shareholders exercised their right to redeem 7,362,342 ordinary shares for an aggregate cash balance of $75,897,772 and approved the extension amendment extending the Combination Period from June 17, 2022 to December 17, 2022. Pursuant to the extension amendment, on June 16, 2022, the Sponsor deposited $413,766 (or $0.10 per Public Share that was not redeemed) into the Company’s Trust Account and thereby extended the period the Company has to complete an initial business combination from June 17, 2022 to September 17, 2022. In order to further extend the Combination Period from September 17, 2022, an additional $137,922 (or $0.033 per Public Share that was not redeemed) will be deposited into the Company’s Trust Account for each month. The Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until December 17, 2022 and if the Sponsor determines not to continue extending for additional calendar months, no additional funds will be deposited into the Trust Account.

On July 26, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into the Amendment to the Merger Agreement. The Amendment clarifies and revises certain provisions of the Merger Agreement relating to (i) the securities for which the Support Investors that enter into support subscription agreements to purchase securities of Pubco immediately prior to the closing as a condition to the consummation of the Rally Transactions under the Merger Agreement will subscribe pursuant to such agreements, (ii) the contingent value rights to be issued by Pubco at the closing to non-redeeming Company shareholders and the Support Investors and (iii) the expected composition of the Pubco Board immediately following consummation of the initial business combination, subject to approval of the proposal related to the election of directors to the Pubco Board that will be contained in the Merger Registration Statement that Pubco initially filed with the SEC in connection with Rally Transactions on July 29, 2022, as amended.

On November 8, 2022, the Company, Rally, Pubco, the Seller Representative and the Purchaser Representative entered into the Second Amendment to the Merger Agreement. The Second Amendment clarifies and revises certain provisions of the Merger Agreement relating to the fact that the parties to the Merger Agreement have mutually agreed that: (i) at the Closing of the transactions contemplated by the Merger Agreement, Pubco will not issue securities previously referred to in the transaction documents as “Private CVRs” (including “Support CVRs”) and provide for various related adjustments to the terms and conditions of the Merger Agreement and other transaction documents referred to therein (including the Pubco securities for which investors, once identified, will subscribe pursuant to the agreements referred to in the Merger Agreement as Support Subscription Agreements), (ii) the condition to the Closing set forth in Section 7.1(h) of the Merger Agreement, waivable by the Company and Rally that, at the Closing, the Company and Pubco have cash and cash equivalents, including funds remaining in the Company’s Trust Account established at the time of its initial public offering (after giving effect to the completion and payment of redemptions by the Company shareholders and payment of each party’s transaction expenses (to the extent due and unpaid at Closing)) and the aggregate amount of any Purchaser Transaction Financing (as such term is defined in the Merger Agreement) (including the Support Subscription Agreements) at least equal to $20 million and (iii) to remove from the Merger Agreement the condition to the Closing relating to net tangible assets at Closing set forth in Section 7.1(g) of the Merger Agreement

The Company intends to call a Rally Transactions Special Meeting. While the Company is using its best efforts to complete the Rally Transactions on or before December 17, 2022, our Board believes that it is in the best interests of the shareholders to continue our existence until March 17, 2023 (or such earlier date as determined by the Board) in order to allow us more time to complete the Rally Transactions. Without the Extension, the Company believes that it would not, despite its best efforts, be able to complete the Rally Transactions on or before December 17, 2022. If that were to occur, the Company would be precluded from completing the Rally Transactions and would be forced to liquidate even if its shareholders are otherwise in favor of consummating the Rally Transactions. In connection with the Extension Amendment Proposal, Public Shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and which Election, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Rally Transactions are submitted to the shareholders, subject to any limitations set forth in our Charter by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Rally Transactions by the Extended Date. The Sponsor owns 2,875,000 Founder Shares, that were issued to the Sponsor prior to our IPO and 4,905,000 Private Placement Warrants.

For additional information about the Rally Transactions, please see the Current Reports on Form 8-K filed by the Company with the SEC on June 7, 2022, July 28, 2022 and November 8, 2022 and the Registration Statement on Form S-4 filed by Americas Technology Acquisition Holdings Inc., as amended.

If the Extension Amendment Proposal is not approved and we have not consummated the Rally Transactions or another business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Rally Transactions or another initial business combination by the deadline set forth under our Charter.

A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company must consummate the Rally Transactions or another initial business combination by December 17, 2022. On June 1, 2022, we entered into an Agreement and Plan of Merger with Rally and other parties thereto. We currently do not expect to be able to consummate the Rally Transactions by December 17, 2022. The Company’s IPO prospectus and Charter provide that a special resolution under Cayman Islands law, being a resolution passed by a majority of o at least two-thirds of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, our IPO prospectus and Charter provides for all Public Shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Rally Transactions or another initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the current deadline to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing Charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing Public Shareholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Rally Transactions or another initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination by December 17, 2022, we will automatically wind up, dissolve and liquidate starting on December 17, 2022.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete the Rally Transactions or another initial business combination until the Extended Date, the Charter will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its public units, ordinary shares and warrants will remain publicly traded. The Company will then continue to work to consummate the Rally Transactions or another business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed Public Shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $43.3 million that was in the Trust Account as of September 30, 2022.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Charter.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

•   (i)2,875,000 Founder Shares (the initial 2,875,000 ordinary shares were purchased for $25,000; (ii) 4,905,000 private placement warrants (purchased for $4,905,000); and (iii) promissory notes in the aggregate principal amount of $2,300,000 issued in connection with working capital loans made by the Sponsor in connection with prior extensions of the termination date from November 17, 2021 to June 17, 2022, and subsequently June 17, 2022 to December 17, 2022.

•    In order to finance transaction costs in connection with the Rally Transactions or another initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of the Rally Transactions or another initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of an initial business combination into warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•    Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes.

•    The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide Public Shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes. You will be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated the Rally Transactions or another initial business combination by the Extended Date.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $[___] or (b) $[___] for each public share that is not redeemed in connection with the Annual Meeting plus (ii) the lesser of (a) as aggregate of $[___] or (b) $[___] for each public share that is not redeemed in connection with the Annual Meeting for each of the three subsequent calendar months commencing on March 17, 2023, that is needed by us to complete the Rally Transactions or another initial business combination. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension (“ the Extension Period”). If more than [___] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until March 17, 2023 to complete the Rally Transactions or another initial business combination and no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $[__] per share, with the aggregate maximum contribution to the trust being $[__]. However, if [___] Public Shares are redeemed and [___] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $[__] per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Annual Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete the Rally Transactions or another initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[___] per share if all of our Public Shares remain outstanding after redemptions, or approximately $[__] per share if [___] Public Shares are redeemed and [___] Public Shares remain outstanding, in comparison to the current redemption amount of $[__] per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the Rally Transactions or another initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and, unless the Company can complete the Rally Transactions by December 17, 2022, we will dissolve and liquidate in accordance with our Charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on [__], 2022 (two business days before the Annual Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on [__], 2022 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on [__], 2022 (two business days before the Annual Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholders tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the

Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes , divided by the number of then outstanding Public Shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Annual Meeting. The closing price of the ordinary shares on November [ ], 2022 was $[__]. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public shareholder receiving almost the same amount of cash for each share as if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [__], 2022 (two business days before the Annual Meeting). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Annual Meeting as described above.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons subject to applicable financial statement accounting rules under Section 451(b) of the Code;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal Three - The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal Three - The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 ordinary shares, representing approximately 40.3% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or ordinary shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their ordinary shares for a pro rata portion of the Trust Account.

Full Text of the Resolution

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company in the form attached to the proxy statement as Annex A be adopted immediately by the deletion in their entirety of the Amended and Restated Memorandum and Articles of Association of the Company and the substitution in their place of the Third Amended and Restated Memorandum and Articles of Association.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of ordinary shares present in person online or represented by proxy at the Annual Meeting and voting “FOR” the appointment of all of the director nominees, “FOR” the Auditor Ratification Proposal, or “FOR” the Extension Amendment Proposal are insufficient to approve the director nominees, the Auditor Ratification Proposal or the Extension Amendment Proposal, the Company may move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies in favor of the Proposals. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposals discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for the approval of the Director Appointment Proposal, the Auditor Ratification Proposal or the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of the shareholders being entitled to vote and who do so attend and vote in person or by proxy at a general meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a time and place to be confirmed by the chairman of the annual general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Americas Technology Acquisition Corp.

16500 Dallas Pkwy # 305
Dallas, Texas 75248
(303) 855-8688

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Director Nominees

If the proposed nominees are elected, our directors and executive officers will be as follows:

Name	Age	Title
Lisa Harris	62	Chairman of the Board
Jorge Marcos	37	Chief Executive Officer
Juan Pablo Visoso	45	Chief Financial Officer
Alberto Pontonio	56	Director
Maurizio Angelone	56	Director
Royce Wilson	65	Director
Antonio Garza	63	Director

The experience of our directors and executive officers are as follows:

Lisa Harris, a director and Chairman since November 2020, has over 35 years of experience in banking, investments, real estate, energy and private equity. She founded Align Capital, LLC in May 2016 and serves as its Managing Partner. Align Capital has investments in technology, energy, banking and financial services, franchise, operating companies, and distressed debt. She currently serves on the boards of several privately held companies, including Worlds.io and ClearBlade, Inc. From December 2013 to May 2016, Ms. Harris was Managing Partner in Cielo Private Equity where she led the firm through a successful investment in and subsequent sale of Gravitant, Inc. to IBM. Ms. Harris also managed and participated as an investor in technology, energy and real estate debt funds for Cielo Private Equity. In addition, since 2000, she has managed the family office investment portfolio of ARH Family Partnership, which holds commercial real estate, early stage capital in young companies, and numerous other investments in the U.S., Canada, and the U.K. She began her career with Bank One in the Corporate Banking division, in which she spent nearly two decades successfully managing a team of commercial lenders, working in transactions across several industries, including technology, real estate, energy and corporate lending. In 2018, Ms. Harris joined the Advisory Council to The Elders, an organization founded by Nelson Mandela to bring together independent global leaders working together for peace and human rights. Ms. Harris received her B.B.A. degree from the University of Texas at Austin. Ms. Harris is well-qualified to serve on our Board due to her extensive experience in the banking, investments, real estate, energy and private equity.

Jorge Marcos, our Chief Executive Officer since inception, has spent more than ten years in various operational, investing and capital markets roles including investment banking, risk management, corporate development and capital allocation at public and private companies. He has been serving as a Partner at Fifth Partners, LLC (“Fifth Partners”) since January 2016. While at Fifth Partners, he led a rollup of US onshore oilfield services companies after the 2016 oil downturn, acquiring and integrating several companies with operations across four states from 2016 through 2019, and served as Principal at Arch Energy Partners, LLC from August 2019 through December 2020. He also assists Fifth’s network companies in various capacities in order to fulfill business development, merger and acquisition and operational needs. Mr. Marcos was an investor at Arias Resource Capital Management, a natural resource investment firm that deployed institutional and sovereign capital in natural resource projects throughout the Americas, and led the development functions within several portfolio companies and operations, mainly in project finance and strategic planning. Mr. Marcos began his finance career as an investment banking analyst at J.P. Morgan’s Latin America Merger and Acquisition group in New York in September 2008, working in transactions across several industries, including telecom, financials, energy, natural resources, and real estate in Brazil, Mexico, Chile, Venezuela and Argentina. From October 2010 to October 2011, he worked at J.P. Morgan’s derivatives desk, where he structured and sold derivatives to corporate clients to help them manage financing, operational, and investment exposure to interest rate, commodity and financial exchange risks. Mr. Marcos earned a B.S. degree and an M.S. degree in Mechanical Engineering from Stanford University, and an MBA from the Stanford Graduate School of Business.

Juan Pablo Visoso, our Chief Financial Officer since inception, has over 20 years of experience in private equity, finance and corporate law, primarily in mergers and acquisitions, portfolio management, banking and securities. He has been serving as a Managing Director of Riverstone Holdings since November 2021. Prior to that, he was a Partner to SMPS Legal, a Mexico based law firm. From March 2008 to July 2019, he served as general counsel, partner, and then managing director at Nexxus Capital, a Mexican-based private equity manager. During his time at Nexxus, he played a leading role raising a $550 million private equity fund in Mexico and the US, led the sourcing, negotiation and/or closing of over 15 mid-market transactions, led investment team assessing value through an in-depth due diligence process, refinanced debt to reduce cost of financing through bank negotiation, developed value creation plan and helped select management team to run the operation, conducted business reviews with senior management to track business performance and make strategic and operational adjustments as needed, and was member of Nexxus Board of Directors participating in the direction of its strategic decisions. While at Nexxus, Mr. Visoso had an active participation on multiple initial public offerings. Mr. Visoso’s work has also significantly impacted the wider private equity community, having participated in a lobbying group to the Mexican Treasury that led to the establishment of a framework allowing for private equity to accept pension investment. Prior to joining Nexxus, Mr. Visoso worked at the Mexican office of White & Case from 1999 to 2004 and from 2006 to 2008 specializing in merger and acquisitions and securities law. Mr. Visoso has a degree in law from the Escuela Libre de Derecho and an MBA from Austin McCombs School of Business at the University of Texas at Austin.

Alberto Pontonio, one of our directors since December 14, 2020, has over 25 years of experience in the financial services industry in both the US and European markets. He has been serving as a director of Galileo Acquisition Corp., a special purpose acquisition company that is searching for an initial business combination, since October 2019. In January 2019, he joined Raymond James as a financial advisor, based in Miami. Prior to this, from 2015 to December 2018, he traded Equity Index futures. In 2009, he co-founded Censible, an automated investment platform that allows individual investors to align their investments with their personal interests and social values. Previously, Mr. Pontonio worked for Espirito Santo Investment Banking, was a Managing Director at Bear Stearns in London, and worked at Merrill Lynch, in New York and then in London, as a Director in the Institutional Equity department. Mr. Pontonio started his career in New York at Cowen & Co. He holds a B.A. in economics from the Catholic University in Milan, Italy. Mr. Pontonio is well-qualified to serve on our Board due to his extensive experience in the financial services industry in both the US and European markets.

Maurizio Angelone, one of our directors since December 14, 2020, has spent more than 20 years in senior executive roles. He has been serving as Vice President for Americas Region at HMD Global since December 2016, where he helped HMD establish its newly launched smartphone business unit in North America and Latin America. Prior to that, from January 2012 to November 2012, Mr. Angelone served as Vice President & General Manager for Europe Middle East & Africa Region at Motorola Corporate. He led Motorola’s Latin American division as Senior Vice President form September 2010 to December 2011 and Nokia’s Latin American division as Senior Vice President from June 2003 to June 2008, where he was responsible for managing the entire P&L for Latin America markets in the Caribbean, Central America, Mexico and South America. While at Nokia, Mr. Angelone served as Global Account Executive to manage one of Nokia’s largest customers, Telefónica S.A., which has extensive operations in Europe and Latin America and served as the Country Manager & General Manager for Nokia Italy from April 2000 to May 2003. Mr. Angelone served as Chief Executive Officer for My Screen Mobile Inc. (Pink Sheets: MYSL, Frankfurt: WICI), provider of a unique mobile advertising solution for mobile network operators, media companies and advertising partners globally, from April 2009 to September 2010. In 2014, he co-founded Imagination Unwired, a mobile communication and advertising company and currently a technology provider for various mobile network operators in the Latin America region. Mr. Angelone earned a bachelor’s degree in Electronic Engineering from Universita’ La Sapienza (Rome/Italy). Mr. Angelone is well-qualified to serve on our Board due to his extensive experience in the telecommunication industry.

Royce “Ed” Wilson, one of our directors since December 14, 2020, is a modern media executive who has been serving as the Executive Chairman and CEO of Dreamcatcher Media, LLC since January 2011. Dreamcatcher Media owns Dreamcatcher Broadcasting, a television group comprised of several stations: WNEP, an affiliate of ABC serving Wilkes Barre, PA; WTKR, a CBS affiliate serving Norfolk, VA; and previously WGNT, an affiliate of CW serving Norfolk, VA., which was sold to Nexstar Broadcasting in 2019. In March 2020, Mr. Wilson was named Executive Chairman of CoxReps and Gamut which is owned by the Apollo Investment Corp. Mr. Wilson has also been serving as an active partner at Whisper Advisors, a strategic advisory firm that counsels companies from early stage startups to established global firms in media, e-commerce, technology, and consumer products since 2017. Prior to that, from January 2014 to December 2018, Mr. Wilson was a partner at New Form Digital, a studio that develops and produces scripted content for global digital platforms and linear networks, and which was created in partnership with Brian Grazer, Ron Howard, Craig Jacobson, Jim Wiatt and Discovery Communications. New Form Digital was sold to Team Whistle in 2018 where Mr. Wilson serves as a Board Observer. He served as Executive Chairman of Timeline Labs, a big-data social intelligence network from 2011 to 2015) and successfully guided the company to an acquisition by SeaChange International, Inc. (Nasdaq: SEAC), a TV software-services company. Prior to these recent endeavors, Mr. Wilson was President of Tribune Broadcasting and Chief Revenue Officer of The Tribune Company from 2008 to 2011. Earlier in his career, Mr. Wilson held top-level executive roles with various media and entertainment companies, including as the President of FOX Television Network from 2004 to 2008, founder and President of NBC Enterprises from 2000 to 2004, and founder, President and Chief Operating Officer of CBS Enterprises from 1996 to 2000. Mr. Wilson received a Bachelor’s Degree in Business Administration and Finance from the University of Arkansas at Fayetteville. He currently serves as member of the Advisory Board at Walton Business School at The University of Arkansas. He also served on the Boards of the USO and San Diego Zoo; and as a member of the Board of Trustees for Southern Methodist University, the Executive Board of the Cox School of Business and Meadows School of the Arts at Southern Methodist University. He received a distinguished Alum recognition from the University of Arkansas and was inducted into the Arkansas Entertainment Hall of Fame. Mr. Wilson is well-qualified to serve on our Board due to his extensive experience in the media industry.

Antonio Garza, one of our directors since December 14, 2020, has served as Counsel in the Mexico City office of White & Case LLP since June of 2009 and previously as US Ambassador to Mexico from 2002 to 2009. Mr. Garza has acted as a director to both publicly traded and privately held companies in both the US and Mexico and is acknowledged as one of the top experts on U.S.-Mexico relations and the business and political environments of both nations. Garza holds a BBA degree from The University of Texas at Austin and a JD degree from Southern Methodist University School of Law. He is a member of the State Bar of Texas, the District of Columbia Bar and is admitted to practice before the United States Supreme Court. Mr. Garza is well-qualified to serve on our Board due to his extensive experience in cross-border corporate transactions. Mr. Garza has been serving as a member of the board of directors of Kansas City Southern (NYSE: KSU), a transportation holding company, and Chairman to its subsidiary, Kansas City Southern de Mexico, a rail-based transportation company, since May 2010. He has also been serving on the board of directors of MoneyGram (NYSE: MGI), a global money transfer company, since May 2012.

To the knowledge of the Company, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Corporate Governance

Number, Terms of Office, Actions and Election of Officers and Director

Our board of directors is divided into two classes with only one class of directors being appointed in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Angelone, Wilson and Garza, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Ms. Harris and Mr. Pontonio, will expire at the second annual general meeting. In accordance with NYSE corporate governance requirements, we are not required to hold an annual general meeting until one full year after our first fiscal year end following our listing on the NYSE.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Charter as it deems appropriate. Our Charter provides that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Angelone, Wilson and Garza serve as members of our audit committee, and Mr. Wilson chairs the audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Angelone, Wilson and Garza meet the independent director standard under NYSE listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE listing standards. The NYSE listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the NYSE that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Messrs. Angelone, Wilson and Garza each qualify as an “audit committee financial expert,” as defined under rules and regulations of the SEC..

Audit Committee Report*

The audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Withum, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

The audit committee has reviewed and discussed with Withum the overall scope and plans of their audit. We met with Withum, with and without the Company’s management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2021, the audit committee (i) reviewed and discussed with the Company’s management, the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with Withum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding Withum communications with the audit committee regarding independence; and (iv) discussed with Withum their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Maurizio Angelone (Chair)
Royce Wilson
Antonio Garza

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Pontonio, Angelone and Wilson serve as members of our compensation committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Pontonio, Angelone and Wilson are independent and Mr. Angelone chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•    reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any is paid by us), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•       reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•       reviewing on an annual basis our executive compensation policies and plans;

•       implementing and administering our incentive compensation equity-based remuneration plans;

•       assisting management in complying with our proxy statement and annual report disclosure requirements;

•       approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•       if required, producing a report on executive compensation to be included in our annual proxy statement; and

•       reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses and as set forth below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of the Rally Transactions or another initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to our IPO to be paid either prior to or in connection with our initial business combination.

The Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Messrs. Pontonio, Angelone and Wilson. Mr. Pontonio serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee will be to assist our board of directors in:

•	identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual general meeting or to fill vacancies on the board of directors;
•	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;
•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the Company; and
•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

*     The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2021:

•	the Board did not act by unanimous written consent in lieu of a meeting;

•	4 meetings of the audit committee were held;

•	no meetings of the compensation committee were held; and

•	no meetings of the nominating and corporate governance committee were held.

Each of our incumbent directors attended or participated in at least 90% of the meetings of the Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2021.”

Director Independence

Our Board has determined that each of Lisa Harris, Alberto Pontonio, Maurizio Angelone, Royce Wilson, Antonio Garza is an “independent director” under the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Since December 2020, we have paid Alberto Pontonio, one of our directors, an aggregate fee of $3,000 per month for providing us with office space, utilities and secretarial services. In addition, we have entered into an advisory agreement with Fifth Partners, an affiliate of our Sponsor and our Chief Executive Officer, pursuant to which we pay a total of $7,000 per month for office space and advisory services relating to our search for, and consummation of, an initial business combination. Fifth Partners will also be entitled to be reimbursed for any out-of-pocket expenses.

Other than the approximately $3,000 per month administrative fee, the approximately $7,000 per month advisory fee and the repayment of any loans made by our sponsor to us, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the Rally Transactions or another initial business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

After the completion of the Rally Transactions or another initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of the Rally Transactions or another initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of the Rally Transactions or another initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Independent Public Accountant

WithumSmith+Brown, PC, or Withum has audited our financial statements for the fiscal year ended December 31, 2021. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee may not have pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In September 2020, the Sponsor paid $25,000 to cover certain offering costs in consideration for 2,875,000 of our Founder Shares. The Founder Shares included an aggregate of up to 375,000 shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised, so that the number of founder shares would equal, on an as-converted basis, approximately 20% of our issued and outstanding ordinary shares after the IPO. As a result of the underwriters’ election to fully exercise their over-allotment option, no Founder Shares are currently subject to forfeiture. The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until, with respect to 50% of the Founder Shares, the earlier of one year after the consummation of the Rally Transactions or another initial business combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after the Rally Transactions or another initial business combination and, with respect to the remaining 50% of the Founder Shares, until the one year after the consummation of the Rally Transactions or another initial business combination, or earlier, in either case, if, subsequent to the Rally Transactions or another initial business combination, the Company completes a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Since December 2020, we have paid Fifth Partners, an affiliate of our Sponsor and our Chief Executive Officer, approximately $7,000 per month for office space, and advisory services relating to our search for, and consummation of, an initial business combination. In addition, we have paid Alberto Pontonio, one of our directors, approximately $3,000 for certain general and administrative services, including office space, utilities and secretarial support, as we may require from time to time. Upon completion of the Rally Transactions or another initial business combination or our liquidation, we will cease paying these monthly fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of the Rally Transactions or another initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee of the Board will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our IPO, our Sponsor loaned us $122,465 under an unsecured promissory note, which were used for a portion of the expenses of our IPO. The loans were fully repaid upon the closing of our IPO.

In addition, in order to finance transaction costs in connection with the intended Rally Transactions or another initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the placement warrants issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

After the Rally Transactions or another initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Founder Shares, private placement warrants and warrants issued upon conversion of working capital loans (if any).

We have entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals and entity to the fullest extent permitted under applicable Cayman Islands law and to hold harmless, exonerate and advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

In connection with this extension of the period by which we have to consummate our initial business combination from December 17, 2021 to March 17, 2022, on December 13, 2021, we issued an unsecured promissory note to the Sponsor having a principal amount equal to the amount the Sponsor will deposit into our Trust Account and an aggregate of $1,150,000 was deposited by our Sponsor into the Trust Account, representing $0.10 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by three months from December 17, 2021 to March 17, 2022.

On March 14, 2022, an aggregate of $1,150,000 was deposited by the Sponsor into the Trust Account, representing $0.10 per Public Share, which enabled the Company to extend the period of time it has to consummate an initial business combination by three months from March 17, 2022 to June 17, 2022. In connection with this payment, the Company issued an unsecured promissory note to the Sponsor having a principal amount equal to the amount the Sponsor deposited into the Trust Account of $1,150,000. This second unsecured promissory note is not convertible. At June 30, 2022 and December 31, 2021, there were $1,150,000 and $0 outstanding under the second unsecured promissory note, respectively.

On June 14, 2022, the Company entered into a promissory note with the Sponsor pursuant to which the Sponsor agreed to loan the Company up to an aggregate principal amount of up to $830,000 in connection with the extension of the date by which we have to consummate our initial business combination from June 17, 2022 to December 17, 2022. The third promissory note is non-interest bearing and payable on the earlier of the date on which the Company consummates the Rally Transactions or an initial business combination or the date that the winding up of the Company is effective. The third promissory note is not convertible. If the Company does not consummate the Rally Transactions or an initial business combination, the Company may use a portion of any funds held outside the Trust Account to repay the third promissory note; however, no proceeds from the Trust Account may be used for such repayment. On June 17, 2022, the Sponsor deposited $413,766 of such funds in the Trust Account, therefore extending the date by which we have to consummate the Rally Transactions or another initial business combination from June 17, 2022 to September 2022. As of June 30, 2022 and December 31, 2021, the outstanding principal balance under the third promissory note amounted to an aggregate of $413,766 and $0, respectively.

On August 25, 2022, we issued an additional unsecured promissory note in the principal amount of up to $500,000 to the Sponsor, pursuant to which the Sponsor agreed to loan us up to $500,000 solely for working capital purposes. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Rally Transactions or another initial business combination are consummated and (ii) the date of our liquidation.

Policy for Approval of Related Party Transactions

The audit committee of our Board has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the Company and its shareholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. The Company’s management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of November 14, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•       each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•       each of our executive officers and directors that beneficially owns ordinary shares; and

•       all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. Unless otherwise indicated, the address for each of the below individuals and entities is c/o Americas Technology Acquisition Corp., 16500 Dallas Pkwy #305, Dallas, TX 75248.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
ATAC Limited Partnership (our Sponsor)(2) (3)	2,875,000		40.3%
Lisa Harris	—		—
Jorge Marcos	—		—
Juan Pablo Visoso	—		—
Alberto Pontonio	—		—
Maurizio Angelone	—		—
Antonio Garza	—		—
All officers and directors as a group (6 individuals)(2)
Other 5% Shareholders(5)	—	(4)	—
Shaolin Capital Management LLC (3)	979,314		13.7%
Feis Equities LLC(4)	746,836		10.5%

(1)   Unless otherwise noted, the business address of each of the following entities or individuals is 16500 Dallas Pkwy #305, Dallas, TX 75248.

(2)   ATAC Holdings LLC is the general partner of our Sponsor. ATAC Holdings LLC is controlled by Matthew Mathison, Joseph Drysdale and Jeffrey Brownlow, each of whom is a Managing Partner of Fifth Partners. Consequently, such persons may be deemed the beneficial owner of the shares held by our Sponsor and have voting and dispositive control over such securities. Such persons disclaim beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. Each of our officers and directors and certain of our strategic advisors are members of our Sponsor.

(3)   According to Schedule 13G filed on February 11, 2022, Shaolin Capital Management LLC acquired 979,314 ordinary shares. The business address for the reporting person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(4)  According to Schedule 13G filed on May 19, 2022, Feis Equities LLC acquired 746,836 ordinary shares. The business address for the reporting person is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

The table above does not include the ordinary shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Annual Meeting.

Changes in Control

None.

SHAREHOLDER PROPOSALS

We anticipate that the 2023 annual general meeting will be held no later than December 29, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 annual general meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 16500, Dallas Pkwy #305, Dallas, TX 75248 no later than [__], 2023.

Nominations and proposals also must satisfy other requirements set forth in the Charter. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

If the shares are registered in your names, you should contact us at (303) 885-8688 or 16500, Dallas Pkwy #305, Dallas, TX 75248 to inform us of your request; or

If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Americas Technology Acquisition Corp.

16500 Dallas Pkwy # 305
Dallas, Texas 75248
(303) 855-8688

If you are a shareholder of the Company and would like to request documents, please do so by [__], 2022, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
AMERICAS TECHNOLOGY ACQUISITION CORP.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 in its entirety and the insertion of the following language in its place:

48.7  In the event that the Company does not consummate a Business Combination by March 17, 2023 (or such earlier date as determined by the Board) (or, if the Registrar of Companies of the Cayman Islands shall not be open for business (including filing of corporate documents) on such date the next date upon which the Registrar of Companies of the Cayman Islands shall be open) (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

A-1

AMERICAS TECHNOLOGY ACQUISITION CORP.

16500 Dallas Pkwy # 305
Dallas, Texas 75248

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAS TECHNOLOGY ACQUISITION CORP.

The undersigned hereby appoints Jorge Marcos and Juan Visoso, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of Americas Technology Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on [__], 2022 at the annual general meeting (the “Annual Meeting”) to be held virtually on [__], 2022, at [__], Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, as amended (the “Charter”), the physical place of the Annual Meeting shall be at the offices of the Company located at 16500 Dallas Pkwy #305, Dallas, Texas, 75248.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FOUR.

(Continued, and to be marked, dated and signed, on the other side)

AMERICAS TECHNOLOGY ACQUISITION CORP.

ANNUAL MEETING OF SHAREHOLDERS
[__], 2022

This Company’s Proxy Statement and the 2021 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/atacspac/sm2022.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

A-2

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE, AND FOUR.

1    An ordinary resolution to appoint three directors to serve on the Company’s Board of Directors until the 2024 annual general meeting or until their successors are appointed and qualified:

1)	Maurizio Angelone
2)	Royce Wilson
3)	Antonio Garza

☐	FOR all nominees	☐	WITHHOLD from all nominees	☐	FOR all nominees except*

*    Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below. ___________________

2       Ratification of the selection by the audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022.

☐ For	☐ Against	☐ Abstain

3    Amend the Company’s Charter to extend the date that the Company has to consummate the Rally Transactions or another initial business combination from December 17, 2022 to March 17, 2023 (or such earlier date as determined by the Board of Directors).

☐ For	☐ Against	☐ Abstain

4     Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

☐ For	☐ Against	☐ Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date __________, 2022

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.